Exhibit 99.2

Technovative Group, Inc.

Unaudited Pro-Forma Financial Statements

CONTENTS

PAGE

Unaudited Pro-Forma Consolidated Balance Sheet as of September 30, 2017	2

Unaudited Pro-Forma Consolidated Statements of Operations for the Year Ended December 31, 2016 and for the Nine Months Ended September 30, 2017	3-4

Notes to the Unaudited Pro-Forma Financial Statements	5-6

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Technovative Group, Inc.

Unaudited Pro-Forma Consolidated Balance Sheet

As of September 30, 2017

	Technovative	Hedu		Pro-Forma Adjustments	Pro-Forma Consolidation

ASSETS
Cash and cash equivalents	$333,220	$7,398		$-	$340,618
Deposits, prepayments and other receivables	23,386	493		-	23,879
Short-term investments	-	293,074		-	293,074
Total current assets	356,606	300,965		-	657,571

Property and equipment, net	159,691	13,902		-	173,593

Total assets	$516,297	$314,867		$-	$831,164

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Due to directors	$257,317	$-		$-	$257,317
Promissory note – related party	256,410	-		-	256,410
Due to a related company	66,710	-		-	66,710
Other payables and accrued liabilities	86,117	34,218		-	120,335
Total liabilities	666,554	34,218		-	700,772

Stockholders’ equity (deficit)
Common stock	62,724	-	(A)	41,816	104,540
Paid-in capital	-	210,947	(B)	(210,947)	-
Additional paid-in capital	2,688,402	141,806	(B)	169,131	2,999,339
Accumulated losses	(2,914,733)	(86,096)		-	(3,000,829)
Accumulated other comprehensive loss -
foreign exchange adjustment	13,350	13,992		-	27,342
Total stockholders’ equity (deficit)	(150,257)	280,649		-	130,392

Total liabilities and shareholders’ (deficit)/equity	$516,297	$314,867		$-	$831,164

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Statements

2

Technovative Group, Inc.

Unaudited Pro-Forma Consolidated Statement of Operations

For the Year Ended December 31, 2016

	Technovative	Hedu		Pro-Forma Adjustments	Pro-Forma Consolidation

Revenue, net	$-	$-		$-	$-

General and administrative expenses	(1,330,714)	-		-	(1,330,714)
Loss from operations	(1,330,714)	-		-	(1,330,714)

Interest income	174	-		-	174
Total other income	174			-	174

Loss before income tax expenses	(1,330,540)	-		-	(1,330,540)
Income tax benefit	7,207	-		-	7,207
Net loss	(1,323,333)			-	(1,323,333)

Other comprehensive income
Foreign currency translation adjustment	5,672	-		-	5,672

Comprehensive loss	$(1,317,661)	$-		$-	$(1,317,661)

Basic and diluted loss per common share	$(0.02)	$-		$-	$(0.02)

Weighted average number of common shares outstanding - basic and diluted	54,723,820	-	(A)	41,815,880	96,539,700

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Statements

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Technovative Group, Inc.

Unaudited Pro-Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2017

	Technovative	Hedu		Pro-Forma Adjustments	Pro-Forma Consolidation

Revenue, net	$2,161	$-		$-	$2,161

General and administrative expenses	(628,110)	(86,704)		-	(714,814)
Loss from operations	(625,949)	(86,704)		-	(712,653)

Other expenses	(8,141)	-		-	(8,141)
Interest income	28	608		-	636
Total other income (expenses)	(8,113)	608		-	(7,505)

Loss before income tax expenses	(634,062)	(86,096)		-	(720,158)
Income tax expenses	-	-		-	-
Net loss	(634,062)	(86,096)		-	(720,158)

Other comprehensive income
Foreign currency translation adjustment	(1,657)	13,992		-	12,335

Comprehensive loss	$(635,719)	$(72,104)		$-	$(707,823)

Basic and diluted loss per common share	$(0.01)	$-		$-	$(0.01)

Weighted average number of common shares outstanding - basic and diluted	61,170,706	-	(A)	41,815,880	102,986,586

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Statements

PRO FORMA ADJUSTMENTS

The pro forma adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma Consolidated Financial Statements:

A.	These adjustments reflect the common shares issued for the acquisition of Hedu.

B.	These adjustments reflect the consolidation of Hedu to the Company.

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Technovative Group, Inc.

Notes to the Unaudited Pro-Forma Financial Statements

Note 1. Basis of Presentation

On December 27, 2017, Technovative Group, Inc., a Delaware corporation (the “Company” or “Technovative”) has entered into a Share Transfer Agreement with several individuals, who are Shareholders of Guangzhou City Hedu Information Technology Co., Ltd (“Hedu”), a PRC company, in exchange for entering into entering into a loan agreement and a series of contractual agreements (the “VIE Agreements”), through the Company’s wholly owned foreign entity. Pursuant to the VIE Agreements, Hedu becomes a Variable Interest Entity (the “VIE”) of the Company, via the Company’s wholly owned foreign entity, and as such, the Company shall control all of Hedu’s business affairs and economic interests through its wholly-owned foreign entity. Hedu specializes in blockchain and big data analytics technologies.

These unaudited pro-forma financial statements (“pro-forma financial statements”) have been prepared in accordance with generally accepted accounting principles (“GAAP”). These pro-forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of the Company.

These pro-forma financial statements have been compiled from and include:

(a)	an unaudited pro-forma balance sheet combining the unaudited balance sheets of the Company and Hedu as of September 30, 2017, giving effect to the transaction as if it occurred on September 30, 2017.

(b)	an unaudited pro-forma statement of operations combining the unaudited statements of operations of the Company and Hedu for the year ended December 31, 2016, giving effect to the transaction as if it occurred on January 1, 2016.

(c)	an unaudited pro-forma statement of operations combining the unaudited statement of operations of the Company and Hedu for the nine months ended September 30, 2017, giving effect to the transaction as if it occurred on January 1, 2017.

The unaudited pro-forma financial statements have been compiled using significant accounting policies as set out in the audited financial statements of the Company and unaudited financial statements of Hedu for the period from March 23 2017 (date of incorporation) to September 30, 2017. Based on the review of the accounting policies of the Company and Hedu, there are no material accounting differences between the accounting policies of the companies. The unaudited pro-forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company.

It is management’s opinion that these pro-forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with GAAP applied on a basis consistent with the Company’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro-forma statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

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Technovative Group, Inc.

Notes to the Unaudited Pro-Forma Financial Statements

The unaudited pro-forma financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro-forma Financial Statements is not necessarily indicative of the result of operations that may be obtained in the future. The pro-forma adjustments and allocations of the purchase price are based in part on provisional estimates of the fair value of the assets acquired and of the liabilities assumed. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro-forma financial statements.

Note 2. Securities Exchange Agreement between Technovative Group, Inc. and Guangzhou City Hedu Information Technology Co., Ltd

On December 27, 2017, the “Company has entered into a Share Transfer Agreement with several individuals, who are Shareholders of Hedu, a PRC company, in exchange for entering into entering into the VIE Agreements, through the Company’s wholly owned foreign entity. Pursuant to the VIE Agreements, Hedu becomes the VIE of the Company, via the Company’s wholly owned foreign entity, and as such, the Company shall control all of Hedu’s business affairs and economic interests through its wholly-owned foreign entity. Hedu specializes in blockchain and big data analytics technologies.

The fair value of the 41,815,880 common shares issued as part of the consideration paid for Hedu ($4,185,880) was determined on the basis of the closing market price of the Company’s common shares on the acquisition date.

Note 3. Pro-Forma Assumptions and Adjustments

The unaudited pro-forma financial statements incorporate the following pro-forma assumptions and adjustments:

(a)	Hedu shareholders exchanged Hedu all equity for 41,815,880 common shares of Company stock.

Note 4. Pro-forma Earnings Per Share

Pro-forma basic and diluted loss per share for the year ended December 31, 2016 and the nine months ended September 30, 2017 have been calculated based on weighted average number of Technovative’s common shares outstanding add the common shares issued for the acquisition of Hedu.

	Nine Months Ended September 30, 2017	Year Ended December 31, 2016
Basic pro-forma loss per share computation
Numerator:
Pro-forma net loss available to shareholders	$(707,823)	$(1,317,661)

Denominator:
Weighted average issued and outstanding common shares	61,170,706	54,723,820
Common shares issued for acquisition of Hedu	41,815,880	41,815,880

Pro-forma weighted average shares outstanding	102,986,586	96,539,700
Basic and diluted pro-forma loss per share	$(0.01)	$(0.01)

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